Exhibit 10.4

                                      LEASE

     THIS AGREEMENT, entered into this ___ day of _________, 1999, between

LESSOR:   Robert & Ellen Sussman
          10120 Vestal Court
          Coral Springs, FL  33071

LESSEE:   First Aid Select, Inc.
          Scott Siegel
          10211 N.W. 53rd Street



     WITNESSES, the above lessor does this day lease unto the above lessee, and the above lessee does hereby hire and take as tenant under the above lessor the following described premises:

                   Sawgrass Business Center
                   10211,10213,10215,10235,10237,10239 N.W. 53rd Street
                   Sunrise, Florida 33351

     This lease is for a term of five year(s), beginning the 1st day of August, 1999 and ending the July 31, 2004 at the agreed annual base rental of 4,242.00, plus applicable Florida Sales Tax, such rent to be payable at the address shown above for lessor or at such other place as the lessor may from time to time designate in writing and such rent to be payable as follows:

Payable in monthly installments of 4,242.00 plus sales tax (currently 254.52 ) due on the first day of each and every month. The first monthly payment after advance payment is due September 1, 1999, and on the first day of each month thereafter until contract is completed. An additional charge of 10% of rent due will be assessed if rent is not received in the office of the lessor by the 5th of the month due.

There is to be an annual adjustment of the base rent based on the cost of living index, the "U.S. Dept. of Labor, Consumer Price Index for All Urban Consumers, U.S. City Average (1967 = 100) All Items", called the "CPI", will be used to determine the cost of living increase at the end of each year of the lease, The increase will be computed using the "CPI" for that period of time closest to the first month of the lease as the base and the "CPI" for that period of time closest to the last month of the year of the lease as the determinator of the increase. In any case, this increase shall not be less then 3.00%.

There is to be one lease option of two year duration, with terms and conditions to remain the same, provided, however, the lessee notifies lessor in writing at least 60 days prior to expiration of this lease of intent to so renew.

The real estate taxes for the year 1999 will be the base year and any increase in real estate taxes thereafter will be paid by the lessee (prorata share of its square footage occupied).

The following express stipulations and conditions are made a part of this lease and are hereby agreed to by the lessee:


     1. The lease premises are to be used and occupied by lessee as office and warehouse for a wholesale, retail sales and service of fist aid and safety products and for no other purposes or uses whatsoever.

     2. The lessee shall not assign this lease, nor sub-let the premises or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated nor to make any alterations therein, and all additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except for movable office furniture, Lessee further agrees to restore premises in original condition upon removal of same. In the event Lessee shall not remove any fixtures or improvements at the termination of the lease they shall become the property of the lessor and remain upon the premises as a part thereof, and be surrendered with the premises at the termination of this lease. Lessor may not unreasonably withhold such consent on assignment.

     3. All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from the bursting or leaking of water pipes, or from any act of negligence of any co-tenant or occupants of the building or of any other person whomsoever.

     4. The tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of said nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the Southeastern Underwriters Association for the prevention of fires, at his own cost and expense.

     5. The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, are the conditions upon which the lease is made and accepted and any failure on the


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part of the lessee to comply with the terms of said lease, or any of said rules and regulations now in existence, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder, and thereupon the lessor, his agents or attorneys, shall have the right to enter said premises and remove all persons therefrom forcibly or otherwise, and the lessee thereby expressly waives any and all legal proceedings to recover possession of said premises, and expressly agrees that in the event of a violation of any of the terms of this lease, or said rules and regulations, now in existence, said lessor, his agent or attorneys, may immediately re-enter said premises and dispossess lessee without legal notice or the institution of any legal proceedings whatsoever.

     6. In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the lessor shall have the right to render premises tenantable by repairs within ninety days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. During period of repairing such damage, rent shall abate in proportion to area rendered untenantable.

     7. If the lessee shall abandon or vacate said premises before the end of the term of this lease, or shall suffer the rent to be in arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, by force or otherwise, without being liable in any way therefore, and relet the premises otherwise with or without any furniture that may be therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may determine, and receive the rent therefore, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized lessor will pay over to said lessee the excess of demand.

     8. If lessee is in default as defined in paragraphs 6 and 7 of this lease, then the lessor, in addition to all the rights and remedies granted under the laws of the State of Florida, shall have the right to terminate the lease and elect to declare this entire rent for the balance of the term due and payable forthwith.

     9. Lessee agrees to pay the cost of collection including a reasonable attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due.

     10. The lessee agrees that he will pay all charges for rent and electricity, and should said charges for rent and electricity at any time remain due and unpaid for the space of five days after the same shall have become due, the lessor may at its option consider the said lessee tenant at sufferance and immediately re-enter upon said premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

     11. Lessor shall maintain the exterior walls and roof of the premises and the lessee shall maintain the doors ,windows, interior walls ,electric, plumbing ,etc. of said leased premises. The lessor agrees to provide for normal water and sewage as provided in a general warehouse building. Lessee agrees to provide for is own trash collection at his expense and agrees not to store material, trash or debris outside the rental unit.

     12. There will be a full utility and services stop, whereby lessee must pay his prorata share (based upon square footage occupied) of any additional increases in regular water, sewer, trash removal, insurance and exterior maintenance charges upon any increase of these services and rates.

     13. Lessee agrees that if at any time he shall cause locks to be changed on this space, he shall first notify lessor and shall arrange for locksmith to provide lock for lessor's master key and provide lessor with new keys, at lessee's expense.

     14. The said lessee hereby pledges and assigns to the lessor all the furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on said premises as security for the payment of the rent herein reserved, and the lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said lessor, and does hereby agree to pay reasonable attorney's fees, together with all costs and charges therefore incurred or paid by the lessor.

     15. The lessor, or any of his agents shall have the right to enter such premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or of said building, or to exhibit said premises. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

     16. Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain said premises in the same condition, order and repair as they are at the commencement of said term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to said lessor immediately upon demand any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of said premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

     17. It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water sewer or soil pipes, or other leakage in or about the said building.

     18. If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of said term the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of the occupancy in their fiduciary capacity without effecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

     19. This contract shall bind the lessor and it assigns or successors, and the heirs, assigns, administrators, legal representatives, executors, or successors as the case may be, of the lessee.

     20. It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

     21. It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder shall constitute sufficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

     22. The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise proptly an rights given hereunder shall not operate to forfeit any of the said rights.

     23. It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

     24.(a) It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same. The lessee shall not place any numbers, signs, advertisement or notices in or upon any part of the building of which the leased premises are a part without the consent of the lessor. The lessee shall not use any part of the building for any purpose which may disturb other tenants, for any purpose which is unduly hazardous on account of fire, or for any unlawful purpose, or for any purpose reasonably objectionable to the lessor.

       (b) In the event the Lessor desires to renovate the facade of the Leased Premises, then Lessee agrees upon sixty (60) days notice from Lessor to remove any existing exterior signs. Lessee agrees after completion of Lessor's renovation to replace its sign or signs in conformity with the general decor of the Premises as remodeled and as approved by Lessor.
          Lessee further agrees to complete such work within sixty (60) days after receipt of notice from Lessor, and such time shall be of the essence hereof. All costs incurred in the removal of existing signs and the installation of the new sign or signs shall be borne solely by Lessee.

     25. Lessee covenants and agrees that it has no power to incur any indebtedness giving a right to a lien of any kind or character upon the right, title and interest of the lessor in the leased property, and that no person shall ever be entitled to any lien, directly or indirectly, derived through or under the lessee, or its agents or servants, or on account of any act or remission of said lessee. All persons contracting with said lessee, or furnishing materials or labor to said lessee, or to its agents or servants, as well as all persons whomsoever, shall be bound by this provision of this lease. Should any such lien be filed, the lessee shall discharge the same or cause the same to be discharged within thirty days thereafter. The lessee shall not be deemed to be the agent of the lessor so as to confer upon a laborer bestowing labor upon the leased premises, or upon a material-man who furnishes material incorporated into any improvements upon the leased premises, a mechanic's lien upon the lessor's interest in the leased property. Nothing contained in this lease shall be construed to require the lessee to construct any additional improvements upon the leased premises.

     26. Lessee hereby acknowledges and agrees that this Lease and all of Lessee's rights hereunder are subject and subordinate to the lien of any mortgage that is now or may hereafter be placed upon the Leased premises or building, and to any and all advances to be made thereunder, and to the interest thereof, and all renewals, replacements and extensions thereof, notwithstanding whether this Lease is dated prior to or subsequent to the date of any such mortgage, renewal, replacement or extension. Lessee agrees that, upon the request of Lessor or the Mortgagee under any such Mortgage, Lessee will execute and deliver whatever instruments may be required for the purposes of carrying out the intent of this section.

     27. The lessee hereby covenants and agrees to carry at its expense public liability insurance, insuring both the lessor and the lessee as their respective interests appear for a coverage of not less than $300,000.00 for one person and not less than 300,000.00 for more than one person for a single occurrence, and for $100,000.00 in property damage. Such policy or certificates thereof shall be delivered to the lessor together with proof of payment of premium on same to show such insurance coverage on all plate glass and metal frames located in this occupancy.

     28. Should occupancy of premises by lessee cause present fire and liability insurance rates applicable thereto, or to any other unit to be increased, lessee shall pay the difference on amount of fire and liability insurance now being carried by lessor or any other lessee located on the premises, and said difference shall be in addition to amount of rental specified herein and shall be paid to lessor on demand.

     29. The lessee shall indemnify and save harmless the lessor from and against any and all claims, suits, actions, damages and causes of action arising out of the negligence of the lessees, their agents or their invites, during the term of this lease, for any personal injury, loss of life and damage to property sustained in, or about, the demised premises, or to the buildings and improvements placed thereon, or the appurtenances thereto, or fees, expenses and liabilities incurred in and about any such claim, the investigation thereof, or the defense of any action, or proceeding, brought thereon, and from and against any orders, judgments and decrees, which may be entered therein.

     30. Parking at the building is available on a first-come, first served basis, subject to rules and regulations which lessor may now or herein after make or amend.

     31. Lessee shall make arrangements directly with the telephone company for telephone service in the leased premises desired by lessee. After the first thirty (30) days of the occupancy, lessee shall pay all costs of maintenance of light fixtures and replacement of lamps, bulbs, tubes, ballast's and starters in the leased premises, but lessor shall do so during the first thirty (30) days of occupancy.

     32. Lessor shall provide the following services: (1) city water from the regular building's outlets for drinking, lavatory and toilet purposes only.

     33. Lessee shall keep and maintain one or more fire extinguishers suitable to this type of occupancy. Such extinguishers shall be mounted at a central and easily accessible location in the premises and shall be serviced at least once each year, or after each use, by a licensed fire extinguisher service.

     34. Lessee shall be responsible for extermination of rodents and pests, including rats, mice, roaches, ants and bedbugs. No dogs or animals, birds or pets shall be kept in or upon the leased premises without the lessor's written consent; and consent so given may be revoked at any time.

     35. In the event of default by Lessee, Lessee agrees that for the purposes of service of process Scott Siegel shall be their agent for acceptance of such service.

     36. Neither the lessee nor his invitees, visitors or agents shall make or suffer any unlawful, noisy or otherwise offensive use of the leased premises, nor commit or permit any nuisance to exist thereon, nor cause damage to the leased premises, nor create any substantial interference with the rights, comfort, safety or enjoyment of the lessor or other occupants of the same or any other suite.

     37. This Lease shall not be recorded in the public records of Broward County, Florida.

     38. The Lessee agrees to comply with any and all environmental regulations and laws imposed by the Federal gov't, State of Florida, Broward County, and or any municipality or any other Governmental Regulatory Agency. In the event of any notice of violation with requard to any environmental law or regulation the lessee shall forthwith: (a). Cure or correct said violation (b). perform any clean up to the demised premise and the surrounding premises that may be required (c). do any acts or refrain from doing any acts reasonably required by the Lessor or required by any governmental agency to prevent any further violations of any environmental law or regulation.

     39. If the whole of the Demised Premises shall be taken by any public or quasi-public authority under the power of condemnation, eminent domain or expropriation, or in the event of a conveyance in lieu thereof, the Lease Term shall cease as of the date possession shall be taken by such authority.

     In the event of any such taking or conveyance of any portion thereof, Tenant shall pay Fixed Minimum Rent and additional rent to the day when possession thereof shall be taken by such authority, with an appropriate refund by Lessor or such rent as may have been paid in advance for a period subsequent to such date. If this Lease shall continue in effect as to any portion of the Demised Premises not so taken or conveyed, the Fixed Minimum Rent shall be equitably reduced and the Tax Rent and other charges shall thereafter be recomputed on the basis of the remaining Floor Space. If this Lease shall so continue, Lessor shall, at its expense, but only to the extent of an equitable proportion of the award or other compensation for the portion take or conveyed of the building in which the Demised Premises are located, make all necessary repairs or alterations so as to constitute the remaining Demised Premises a complete architectural and tenantable unit.

     If part of the parking facilities or land surrounding the building shall be so taken or conveyed that a reasonable number of parking spaces necessary, in Lessors judgment, for the continued operation of the building shall not be available for use, then, and in such event, Lessor may, by notice in writing to Tenant delivered on or before the day of surrendering possession to the authority, terminate this Lease and Fixed Minimum Rent and additional rent shall be paid or refunded as of the date of termination. All compensation awarded for any such taking or conveyance, whether for the whole or part of the Demised premises, the Lessee t hereby assigns to the Lessor all of Lessee right, title and interest in and to any and all such compensation.

     40. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in building in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

     41. Surrender of the premises after holding over. Upon termination of this lease, whether such termination occurs prior to or at the end of the term of this lease, lessee agrees to deliver the premises to the lessor. If the lessee remains in possession of the premises after expiration of the term hereof without the written consent of lessor, lessee shall be a lessee holding over at a rental equal to the rent in effect at the end of this lease plus 50% thereof plus all other sums due under this lease and there shall be no renewal of this lease by operation of law. In the event lessee holds over pursuant to the terms of this paragraph, lessee shall relinquish all of it's right, title, interest and possession, to and of the premises within ten (10) days after demand by lessor.

                             SECURITY DEPOSIT CLAUSE

          Lessor hereby acknowledges receipt from the Lessee of the sum of $4,242.00 the same to be held by the Lessor as a security deposit guaranteeing the faithful performance of all terms and conditions of this Lease on the part of the Lessee. In the event that the Lessee fails to timely cure any default in said terms and conditions, Lessor may use so much of said deposit as is necessary to correct same, including the repair of any damage of the leased premises caused by the Lessee. In such event, Lessee agrees immediately re-deposit with Lessor that amount of money used by Lessor from said deposit to cure the default, it being the intention of the parties that the Lessor shall hold continuously throughout the term of this Lease or any extensions thereof a security deposit in the amount of $ 4,496.00

          Upon the termination of the Lease and the return of possession of the leased premises by the Lessee to the Lessor in a good state of repair as required by this lease, the security deposit shall be returned by the lessor to the Lessee, provided, however, that so much of the security deposit may be retained by Lessor at such expiration of the lease term as is needed to repair any damage to the leased premises.


IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

                    Signed, sealed and delivered in the presence of:

-------------------------------          -------------------------------
Witness                                  Lessor - Robert Sussman

-------------------------------          ------------------------------
Witness                                  Lessor - Ellen Sussman

-------------------------------          -------------------------------
Witness                                  Lessee - Scott Siegel



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                COMPUTER FORM FOR INPUTTING/CHANGING TENANT DATA



         Tenant:
         Company Name    Atlantic Express Moving & Storage
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         Tenant Name (1)     Helene Vaknin
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         Home Address
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         City                                   State  FL              Zip
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         SS#
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         Phone Numbers:
         Office     954 741-3660                 Fax                   Beeper
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         Home                                    Other
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         Billing:
         Address   10279 N.W. 53rd Street
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         City      Sunrise                       State  Florida       Zip  33351
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         Unit:
         Prop # / Bldg #   Sawgrass Business Center
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         Bay #    10261 N.W. 53rd Street
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         Lease:
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         Base Rent   725.00                       Sales Tax    43.50
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         Term of Lease    1 Year
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         Start Date   September 1st 1999    End Date January 31, 2000 (with out
         option)
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         Renewal Option(years)     1 Year             Renew By
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         Tenant Since January 13th 1999
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